FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                   _____________________________________


                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  February 17, 1994
(Date of earliest event reported)



                        KIMBERLY-CLARK CORPORATION
          (Exact name of registrant as specified in its charter)


              Delaware           1-225              39-0394230


(State or other jurisdiction   (Commission File     (IRS Employer
    of incorporation)             Number)         Identification No.)


         P.O. Box 619100, Dallas, Texas                  75261-9100
    (Address of principal executive offices)             (Zip Code)


                            (214) 830-1200
         (Registrant's telephone number, including area code)



                   _____________________________________

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

(c)      Exhibits

         (13) The Corporation's 1993 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon, and management's discussion and analysis, together with a list of subsidiaries and equity companies of the Corporation, are attached hereto as Exhibit 13.

         (23) The consent of Deloitte & Touche is attached hereto as Exhibit 23.

                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KIMBERLY-CLARK CORPORATION



Date:    February 17, 1994                 By:/s/ John W. Donehower
                                              --------------------------
                                              John W. Donehower
                                              Senior Vice President and
                                              Chief Financial Officer

                               EXHIBIT INDEX
                              ---------------


         (13) The Corporation's 1993 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon, and management's discussion and analysis, together with a list of subsidiaries and equity companies of the Corporation, are attached hereto as Exhibit 13.

         (23) The consent of Deloitte & Touche is attached hereto as Exhibit 23.